Exhibit 99.1

HYCROFT PROVIDES SECOND QUARTER 2023 OPERATING AND FINANCIAL RESULTS

WINNEMUCCA, NV, JULY 26, 2023 - Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or “the Company”), a gold and silver development company that owns the Hycroft Mine in the prolific mining region of Northern Nevada, announces operating and financial results for the quarter ended June 30, 2023. Today, the Company filed its Quarterly Report on Form 10-Q for the period ended June 30, 2023, which is available at www.sec.gov/edgar. See “Cautionary Note Regarding Forward-Looking Statements” below.

Second Quarter 2023

Corporate Highlights

●	Safety: The Company reported no lost time Incidents (“LTI”) during the first six months of 2023 and achieved 1 million workhours without a LTI as of June 2023, a significant milestone. The Company has not had a LTI since October 2020. The Hycroft Mine’s total recordable injury frequency rate (“TRIFR”) for the trailing 12 months was ZERO at June 30, 2023, and December 31, 2022. The Company’s last reportable incident was November 2021. The mining industry TRIFR average for the same period was 2.462 recordable injuries per 200,000 workhours.

●	Cash Position: The Company ended the second quarter of 2023 with $117 million of unrestricted cash, $35 million of restricted cash, and is in compliance with debt covenants.

●	Technical: Metallurgical and variability test work is nearing completion. To date, the test work demonstrates flotation gold and silver recoveries averaging approximately 10% higher than the flotation recoveries reflected in the Company’s most recent initial assessment technical report. Benchtop testing of recoveries from pressure oxidation has been initiated, with results anticipated by the end of the third quarter of 2023.

Exploration Highlights

●	The Company launched its 2022-2023 exploration drill program in July 2022, constituting the most extensive exploration program at the Hycroft Mine in nearly a decade. Phase 1 of the drill program was completed with overall positive results. The details and highlights for Phase 1 are available on the Company’s website.

●	Phase 2 of the drill program began in April 2023 with a reverse circulation (“RC”) program. This phase of drilling is designed to convert inferred resources to a measured or indicated classification and convert areas with limited drilling to indicated resources. The initial results for this portion of the program outperformed the model. The core drilling portion of the Phase 2 drill program began in June 2023, targeting areas outside of the known resource within the current plan of operations. The results from these programs are pending.

www.hycroftmining.com

●	During the second quarter of 2023 and in mid-July 2023, the Company obtained drill permits for step-out exploration targets that currently lie outside of the current resource footprint and plan of operations, targeting potential high-grade deposits.

●	The Company is continuing exploration groundwork, geophysics, and data review to identify additional high-grade exploration targets on claims outside the current plan of operations to enhance our resource portfolio and identify additional avenues for sustainable growth.

Diane R. Garrett, President and CEO commented, “By prioritizing safety and dedicating our resources to operational excellence, we have laid the foundation for success in the first half of 2023. I am incredibly proud of the team at Hycroft for achieving a significant milestone of 1 million hours without a lost time incident, a direct result of our dedication to ensuring we are working safely while delivering on our objectives. Our ongoing metallurgical and flotation test work has yielded promising results that will add additional value to the Hycroft Mine. This test work, alongside our 2022-2023 exploration drill program, will form the basis of the strategic design and engineering requirements for our mining operation. It is very exciting to receive the permits to continue our step-out exploration efforts targeting high grades in the Wild Rose target area adjacent to the Vortex zone and in the Oscar and School Bus target areas near the historic high-grade Rosebud mine. We are confident in our progress and look forward to the continued growth and success of our endeavors.”

About the Hycroft 2022-2023 Exploration Drill Program

The 2022–2023 exploration drill program at the Hycroft Mine is a two-phase project comprising RC and core drilling. Phase 2 drilling includes (i) drilling outside the current plan of operations for which permits have been received and (ii) drilling prospective high-grade targets within the plan of operations that were refined based on assay results from Phase 1 drilling.

About Hycroft Mining Holding Corporation

Hycroft is a US-based, gold and silver company developing the Hycroft Mine located in the world-class mining region of Northern Nevada.

For further information, please contact:

Fiona Grant Leydier

Vice President, Investor Relations

E: info@hycroftmining.com

www.hycroftmining.com

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the United States Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events, or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to re-establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents. The exploration target does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve, as ranges of potential tonnage and grade (or quality) of the exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances may have a material adverse effect on the Company’s business, cash flows, financial condition, and results of operations. Please see our “Risk Factors” set forth in our Annual Report on Form 10-K for the year ended December 31, 2022, our Quarterly Report on Form 10-Q for the period ended March 31, 2023, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements. We undertake no obligation to update those statements or publicly announce the results of any revisions to any of those statements to reflect future events or developments.